UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of Molson Coors Beverage Company (the “Company”) held on May 6, 2026 (the “Annual Meeting”), the Company’s stockholders voted on three proposals that are described in detail in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, filed with the Securities and Exchange Commission on March 25, 2026. Set forth below are the matters the stockholders voted on at the Annual Meeting and the final voting results.

Proposal 1:

Votes of the Company’s Class A and Class B common stock, respectively, regarding the election of the persons named below as directors for a one-year term were as follows:

CLASS A DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
David S. Coors	5,052,267	1,049	13,660
Peter J. Coors	5,052,266	1,050	13,660
Mary Lynn Ferguson-McHugh	5,052,542	774	13,660
Rahul Goyal	5,052,157	1,159	13,660
Andrew T. Molson	5,052,324	992	13,660
Geoffrey E. Molson	5,052,275	1,041	13,660
Nessa O'Sullivan	5,052,424	892	13,660
H. Sanford Riley	5,052,335	981	13,660
Jill Timm	5,052,261	1,055	13,660
Leroy J. Williams, Jr.	5,052,495	821	13,660
James “Sandy” A. Winnefeld, Jr.	5,052,615	701	13,660

CLASS B DIRECTOR NOMINEE	For	Withheld	Broker Non-Votes
Christian “Chris” P. Cocks Cocks	151,362,798	4,802,196	-
Roger G. Eaton	103,496,124	52,668,870	-
Charles M. Herington	150,536,538	5,628,456	-

Proposal 2:

Votes of the Company’s Class A and Class B common stock, together as a single class, regarding the approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
153,627,533	7,383,703	207,074	13,660

Proposal 3:

Votes of the Company’s Class A common stock regarding the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 were as follows:

For	Against	Abstain	Broker Non-Votes
5,065,943	1,033	0	n/a

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 8, 2026	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal, Communications & Government Affairs Officer and Secretary

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